LORD ABBETT SECURITIES TRUST

Lord Abbett International Value Fund

Supplement dated December 9, 2022 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

March 1, 2022, as supplemented

The following table replaces the table in the section under “International Value Fund–Fees and Expenses” beginning on page 2 of the summary prospectus and beginning on page 116 of the statutory prospectus:

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, P, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.10%	0.00%	0.00%
Other Expenses	0.19%	0.19%	0.19%	0.13%	0.19%
Total Annual Fund Operating Expenses(4)	0.94%	1.69%	0.79%	0.63%	0.69%
Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	0.00%	0.00%
Other Expenses	0.19%	0.19%	0.19%	0.19%	0.13%
Total Annual Fund Operating Expenses(4)	1.29%	1.19%	0.94%	0.69%	0.63%

(1)	A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2) A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(4) For the period from March 1, 2022 through February 28, 2023, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any applicable 12b-1 fees, acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 0.87% for Class A, C, R2, R3, R4 and R5 shares, 0.82% for Class F and I shares, and 0.81% for Class F3 and R6 shares. This agreement may be terminated only by the Fund’s Board of Trustees.

The section titled “International Value Fund–Fees and Expenses–Example” beginning on page 3 of the summary prospectus and beginning on page 117 of the statutory prospectus, is replaced in its entirety as follows:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$665	$857	$1,065	$1,663	$665	$857	$1,065	$1,663
Class C Shares	$272	$533	$918	$1,998	$172	$533	$918	$1,998
Class F Shares	$81	$252	$439	$978	$81	$252	$439	$978
Class F3 Shares	$64	$202	$351	$786	$64	$202	$351	$786
Class I Shares	$70	$221	$384	$859	$70	$221	$384	$859
Class R2 Shares	$131	$409	$708	$1,556	$131	$409	$708	$1,556
Class R3 Shares	$121	$378	$654	$1,443	$121	$378	$654	$1,443
Class R4 Shares	$96	$300	$520	$1,155	$96	$300	$520	$1,155
Class R5 Shares	$70	$221	$384	$859	$70	$221	$384	$859
Class R6 Shares	$64	$202	$351	$786	$64	$202	$351	$786

The relevant disclosure in the section under “Management and Organization of the Funds–Management Fee” beginning on page 229 of the statutory prospectus, is replaced with the following:

Management Fee. Lord Abbett is entitled to a management fee based on each Fund’s average daily net assets. The management fee is accrued daily and payable monthly.

Prior to December 9, 2022, Lord Abbett was entitled to a management fee for International Value Fund as calculated at the following annual rates:

0.70% on the first $1 billion of average daily net assets;

0.65% on the next $1 billion of average daily net assets; and

0.60% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended October 31, 2021, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.68% for International Value Fund.

Effective December 9, 2022, Lord Abbett is entitled to a management fee for the International Value Fund as calculated at the following annual rates:

0.50% on the first $1 billion of average daily net assets; and

0.48% on the Fund’s average daily net assets over $1 billion.

The relevant rows in the table titled “Management Fee Rates” in the section under “Investment Advisory and Other Services, Fees, and Expenses” beginning on page 6-1 of the statement of additional information (“SAI”), are replaced with the following:

The management fee is accrued daily, payable monthly, and calculated at the following annual rates:

International Value Fund
First $1 billion	0.50%
Over $1 billion	0.48%

Please retain this document for your future reference.